1st Quarter 2026 Investor Presentation

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, but instead are based on certain assumptions including statements with respect to the Company's beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by forward-looking statements. The factors that could result in material differentiation include, but are not limited to expected revenues, cost savings, synergies and other benefits from merger and acquisition activities might not be realized to the extent anticipated, within the anticipated time frames, or at all, costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected, and goodwill impairment charges might be incurred; increased competitive pressures among financial services companies; changes in the interest rate environment; changes in general economic conditions, both nationally and in our market areas; the impact of geopolitical instability and trade policies on our operations including the imposition of tariffs and retaliatory tariffs; natural disasters; legislative and regulatory changes; and the effects of inflation, a potential recession, and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed with or furnished to the Securities and Exchange Commission - which are available on the Company's website at www.htb.com and on the SEC's website at www.sec.gov. Any of the forward-looking statements that the Company makes in this press release or in the documents the Company files with or furnishes to the SEC are based upon management's beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions, the factors described above or other factors that management cannot foresee. The Company does not undertake, and specifically disclaims any obligation, to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Forward Looking Statements 2

Founded: 1926 Locations: 32 Employees: 577 Headquarters: Asheville, NC NYSE: HTB Overview $4.4B Assets1 $3.5B Loans1 $3.6B Deposits1 135% Price to TBV2 852,853 Total Shares Repurchased LTM1,3 $750MM Market Cap2 62,146 TTM Average Daily Volume2 16,803,185 Outstanding Shares1 1. Financial data as of March 31, 2026 2. Market data as of April 16, 2026 3. See “Capital Strategy” slide for further information on shares repurchased. 3

One of the Top 50 Community Banks two years in a row - 2023 and 2024 One of the Top 100 Best Banks two years in a row - 2024 and 2025 One of the Top 100 Best U.S. Banks less than $5 billion two years in a row – 2024 and 2025 4 Our Goal Become a High-Performing, Regional Community Bank One of only 16 banks (top 5%) recognized for consistent earnings growth over the past 10 years 2025

Become a regionally & nationally recognized Best Place to Work The Strategy to Reach Our Goal 5

$27.10 $27.73 $28.57 $29.24 $30.00 $30.92 $31.83 $32.56 $33.02 $27.10 $27.73 $28.57 $29.24 $30.01 $30.95 $31.83 $32.70 $33.34 $26.00 $27.00 $28.00 $29.00 $30.00 $31.00 $32.00 $33.00 $34.00 3/31/2024 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 TBV per Share TBV per Share, Adjusted* *Adjusted to remove the effect of stock buybacks. See Appendix – Non-GAAP Reconciliation. Double-Digit Growth in Tangible Book Value Per Share TBV per Share +10.4% CAGR over last 24 months 6 TBV per Share, Adjusted* +10.9% CAGR over last 24 months

1.01% 1.30% 1.26% 1.43% 1.52% 0.60% 0.70% 0.80% 0.90% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 2022 2023 2024 2025 Q1 2026* Adjusted ROA +13.4% CAGR over last 3.25 years Double-Digit Growth in Adjusted Return on Assets * Period reflects calendar year to date data. See Appendix – Non-GAAP Reconciliation. 7

Focused Deposit Growth Capital Management Organizational Maturity Strategic Framework High Performance Best Place to Work Added Shareholder Value Engaged Employees Collaborative Culture Great Markets for Business Strong Balance Sheet Foundation Priorities Goals 8

Key Investment Highlights Footprint in attractive metro markets experiencing growth rates above the national average (See Pages 11-12) Compelling commercial bank products and proven team (See Pages 8, 10, 13-19) • Diversified lines of business and loan portfolio • Strong experienced team of revenue producers with local market knowledge • Attractive core deposit mix and cost • Refreshed leadership team with extensive banking and merger/acquisition experience Our stock represents a value when compared to our peers (See Page 24) Strong profitability and capital position (See Pages 6, 20-23, 25-26) • Top quartile financial performance and superior interest margin • Proven ability to generate noninterest income • Continued expense rationalization • Resilient tangible book value growth with minimal AOCI effect • Robust capital position to support continued growth Strong asset quality and credit discipline to support further growth (See Page 23) 9

*The years identified above reflect the years these individuals joined the Company. 10 C. Hunter Westbrook President & CEO (2012) Charles F. Sivley Jr. Chief Technology Officer (2024) John Sprink Commercial Banking Group Exec. (2014) Kevin M. Nunley Chief Credit Officer (2020) Kristin Y. Powell Consumer & Business Banking Group Executive (2015) Lora Jex Chief Risk Officer (2023) Megan Pelletier Chief Operations & People Officer (2022) Tony J. VunCannon CFO, Corporate Secretary & Treasurer (1992) Experienced Leadership Team

Strong Southeast Footprint Source: S&P Global Market Intelligence for MSA Demographics Raleigh 8.3% Population Growth 13.3% HH Income Growth Charlotte 7.2% Population Growth 13.2% HH Income Growth Atlanta 4.2% Population Growth 11.4% HH Income Growth Greenville 6.7% Population Growth 14.3% HH Income Growth (2026 to 2031 Projected Changes) Charleston 7.5% Population Growth 13.3% HH Income Growth 11 1. 4. 7. 8. 18. North Carolina Virginia Georgia Tennessee South Carolina2025 Attractive metro markets experiencing growth rates well above the national average (2.6%)

Source: Retirement Living 2025 12 3. 5. 7. 8. 32. North Carolina South Carolina Georgia Tennessee Virginia Continued Southeast Migration

Business Banking Business Banking Centers SBA Lending Community Association Banking Small Business Banking Consumer Banking Commercial Commercial Real Estate Commercial & Industrial Middle Market Banking Equipment & Municipal Finance Treasury Management Services Retail Banking Market Teams Consumer Banking Digital Banking Mortgage Banking Investment Services Professional Banking HELOCs Originated for Sale Primary Lines of Business 13

“Branch-Lite” Business Banking Centers “Branch Heavy” Consumer Markets Asheville Roanoke Tri-Cities Branch Manager & Consumer Banker Introducing Micro-Business Loans Atlanta Charlotte Greenville Raleigh Branch Manager & Small Business Banker Small Business Banking & Professional Banking 14 Hybrid Branch Strategy

Commercial RE (NOO) 26% Commercial RE (OO) 15% Construction and Development 10% Other Commercial 16% Equipment Finance 8% 1-4 Family 18% HELOCs and Other Consumer 7% Diversified Loan Portfolio 15 Total Loans $3,546,580 (Dollars in thousands, as of March 31, 2026) With Low Concentration Risk

$- $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 $200,000 Hospitality Healthcare Other Multifamily Shopping Centers Office Other Retail Industrial Non-Owner Occupied CRE NOO CRE – Office Top 5 loans: $6,230,000 $6,221,000 $4,822,000 $4,787,000 $4,549,000 Total - $26,609,000 (28% of the portfolio) 16 (Dollars in thousands, as of March 31, 2026)

C&I 35% Hotel 28% Retail 22% Other 11% Office 4% SBA Portfolio Total Balance $138,344 Guaranteed Balance $44,948 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 Classified SBA Loans Unguaranteed Balance % of SBA Portfolio 17 SBA Loan Portfolio (Dollars in thousands, as of March 31, 2026)

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 3/31/25 6/30/25 9/30/25 12/31/25 3/31/26 Classified EF Loans 1 Loan Balance % of EF Portfolio 18 Equipment Finance Portfolio (Dollars in thousands, as of March 31, 2026) Construction 27% Other 18% Healthcare 16% Manufacturing 16% Other Transport 12% Over the Road Transport 11% Total Balance $286,455 1. The average loan balance of classified EF loans was $99 as of March 31, 2026. Due to pressure in the transportation sector, in particular over-the-road trucking, we elected to cease further originations within the sector as of 12/31/23, when the total balance stood at $121.4 million. As a result of our efforts to closely manage the portfolio, the balance has paid down to $30.0 million as of 3/31/26.

Noninterest- bearing 20% NOW 16% Money Market/Savings 43% Time Deposits 21% 2.19% 2.05% 2.06% 2.00% 1.85% 1.50% 1.75% 2.00% 2.25% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Cost of Deposits Deposit Franchise 19 (Dollars in thousands, as of March 31, 2026) Total Deposits $3,639,542

$1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2022 2023 2024 2025 2026 Adjusted Earnings Performance Adj. Net Income (Annualized) Adj. Net Income Adj. Diluted EPS (Annualized) Top Quartile Profitability Metrics (Dollars in thousands, by year) 0.25% 0.45% 0.65% 0.85% 1.05% 1.25% 1.45% 1.65% 2022 2023 2024 2025 Q1 2026* Adjusted Return on Assets 55% 57% 59% 61% 63% 65% 2022 2023 2024 2025 Q1 2026* Adjusted Efficiency Ratio 2% 4% 6% 8% 10% 12% 14% 2022 2023 2024 2025 Q1 2026* Adjusted Return on Average Tangible Common Equity * Period reflects calendar year to date data See Appendix – Non-GAAP Reconciliation 20

0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2022 2023 2024 2025 2026 Net Charge-Offs (“NCO”) and NCO to Average Loans NCOs (Annualized) NCOs NCO/Avg. Loans Solid Asset Quality and Credit Discipline to Support Loan Growth (Dollars in thousands) 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Nonperforming Loans to Total Loans Nonperforming Loans Govt Guaranteed 21 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Allowance for Credit Losses (“ACL”) and ACL to Total Loans ACL ACL/Total Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Nonperforming Assets to Total Assets Nonperforming Assets Govt Guaranteed

Strong Capital Position to Support Continued Growth (Dollars in thousands) 7% 8% 9% 10% 11% 12% 13% 14% 15% 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Tier I Capital (to Risk-Weighted Assets) 9% 10% 11% 12% 13% 14% 15% 16% 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Total Risk-Based Capital (to Risk-Weighted Assets) 6% 7% 8% 9% 10% 11% 12% 13% 14% 15% 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Common Equity Tier I Capital (to Risk-Weighted Assets) 4% 6% 8% 10% 12% 14% 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Tier I Capital (to Total Adjusted Assets) 22

Capital Strategy 10% 12% 14% 16% 18% 20% $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2022 2023 2024 2025 2026 Cash Dividends Dividend/Share Annualized* Dividend/Share Dividend Payout Ratio* 60% 70% 80% 90% 100% 110% 120% 130% 140% $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 12/31/22 12/31/23 12/31/24 12/31/25 3/31/26 Market Price and Price to Tangible Book Market Price per Share Price to Tangible Book 23 Stock Buyback Avg. Price per ShareTotal Shares RepurchasedPeriod $42.85533,240Q1 2026 $42.19241,201Q4 2025 --------------Q3 2025 $35.7478,412Q2 2025 $42.01852,853Total On 12/16/25, the Company's Board of Directors authorized the repurchase of 870,000 shares or approximately 5% of the Company’s outstanding shares. As of 3/31/26, there were 245,503 shares, or 1.5% of outstanding shares, available to be repurchased. *Reflects the payment of cash dividends of $0.15 for the remainder of 2026 consistent with the announced cash dividend payable on May 28, 2026.

1.15 3.05 Peer 17 Peer 12 Peer 16 Peer 10 Peer 14 Peer 15 Peer 13 Peer 4 Peer 2 Peer 8 Peer 6 Peer 9 Peer 3 Peer 7 Peer 11 Peer 5 Peer 1 1.32 2.62 Peer 16 Peer 12 Peer 17 Peer 15 Peer 10 Peer 14 Peer 2 Peer 4 Peer 6 Peer 13 Peer 8 Peer 11 Peer 3 Peer 7 Peer 5 Peer 1 1.23% 1.85% Peer 17 Peer 16 Peer 13 Peer 15 Peer 11 Peer 9 Peer 12 Peer 14 Peer 10 Peer 8 Peer 6 Peer 7 Peer 5 Peer 4 Peer 2 Peer 3 Peer 1 1.44% 1.97% Peer 16 Peer 17 Peer 13 Peer 12 Peer 14 Peer 11 Peer 15 Peer 10 Peer 6 Peer 7 Peer 8 Peer 3 Peer 4 Peer 5 Peer 2 Peer 1 (Three Months ended December 31) Valuation – Peer Comparison *Peer group includes banks of comparable size and complexity as disclosed in the most recent proxy statement. Source: Each institution’s respective public filings 24 2024 2025 2025 10.53 20.81 Peer 6 Peer 12 Peer 15 Peer 10 Peer 4 Peer 11 Peer 8 Peer 14 Peer 2 Peer 7 Peer 9 Peer 13 Peer 3 Peer 1 Peer 16 Peer 5 Peer 17 2024 2024 2025 Annualized Return on Assets (“ROA”) Stock Price to Annualized Earnings per Share (“EPS”) Stock Price to Tangible Book Value (“TBV”) per Share HTB HTB HTB HTB HTB HTB 11.54 14.25 Peer 15 Peer 11 Peer 6 Peer 2 Peer 4 Peer 10 Peer 12 Peer 14 Peer 8 Peer 3 Peer 13 Peer 7 Peer 1 Peer 5 Peer 17 Peer 16

Quarterly Highlights 12/31/20243/31/20256/30/20259/30/202512/31/20253/31/2026Net Income Per Share $ 0.83$ 0.84$ 1.01$ 0.96$ 0.94$ 1.00Basic $ 0.83$ 0.84$ 1.00$ 0.95$ 0.93$ 0.99Diluted See Appendix – Non-GAAP Reconciliation 12/31/20243/31/20256/30/20259/30/202512/31/20253/31/2026Performance Ratios 1.27%1.33%1.58%1.48%1.44%1.55 %Return on assets (ROA) 10.32%10.52%11.97%11.10%10.63%11.35 %Return on equity (ROE) 6.27%6.20%6.22%6.21%6.02%5.99 %Yield on earning assets 2.94%2.73%2.61%2.63%2.53%2.36 %Rate paid on interest-bearing liabilities 4.09%4.18%4.32%4.31%4.20%4.31 %Net interest margin 59.89%60.29%58.59%57.28%58.80%60.62 %Efficiency ratio - adjusted 12/31/20243/31/20256/30/20259/30/202512/31/20253/31/2026Asset Quality Ratios 0.63%0.61%0.67%0.72%0.98%1.07 %Nonperforming assets to total assets 0.76%0.74%0.81%0.89%1.22%1.32 %Nonperforming loans to total loans 1.06%0.85%1.07%1.23%1.46%1.65 %Classified assets to total assets 163.68%165.96%147.98%132.26%94.75%86.88 %ACL to nonperforming loans 1.24%1.23%1.20%1.18%1.16%1.14 %ACL to total loans 0.19%0.14%0.21%0.29%0.33%0.19 %Net charge-offs to average loans 25

Quarterly Highlights Consistent Top-Quartile Net Interest Margin 4.05% 4.10% 4.03% 4.09% 4.18% 4.32% 4.31% 4.20% 4.31% 4.02% 4.05% 3.98% 3.95% 4.14% 4.16% 4.24% 4.11% 4.19% 3.50% 3.75% 4.00% 4.25% 4.50% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 NIM Reported NIM Core* 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Federal Funds Rate * Core net interest margin excludes accretion income and other loan fees. 26

Appendix – Non-GAAP Reconciliation

In addition to results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this document contains certain non-GAAP financial measures, which include: the efficiency ratio; tangible book value; tangible book value per share; net income, EPS, ROA, and return on average tangible common equity (ROATCE) as adjusted to exclude transactions which management does not consider to be reflective of "core" financial results. Management has presented the non-GAAP financial measures in this document as it believes including these items provides useful and comparative information to assess trends in our core operations while facilitating the comparison of the quality and composition of our earnings over time and in comparison to our competitors. However, these non-GAAP financial measures are supplemental, are not audited and are not a substitute for operating results or any analysis determined in accordance with GAAP. Where applicable, we have also presented comparable earnings information using GAAP financial measures. Because not all companies use the same calculations, our presentation may not be comparable to other similarly titled measures as calculated by other companies.

Set forth is a reconciliation to GAAP of our efficiency ratio:

	3 Months Ended	12 Months Ended			
(Dollars in thousands)	3/31/2026	12/31/2025	12/31/2024	12/31/2023	12/31/2022
Noninterest expense	$ 32,975	$ 125,176	$ 125,497	$ 123,655	$ 105,423
Less: contract renewal consulting fee	-	-	(2,965)	-	-
Less: merger-related expense	-	-	-	(4,741)	(724)
Less: officer transition agreement expense	-	-	-	-	(1,795)
Noninterest expense - adjusted	$ 32,975	$ 125,176	$ 122,532	$ 118,914	$ 102,904
Net interest income	$ 44,305	$ 176,738	$ 169,504	$ 169,999	$ 127,964
Plus: tax-equivalent adjustment	435	1,737	1,460	1,244	1,189
Plus: noninterest income	10,031	36,331	33,449	32,073	34,515
Less: net death benefit proceeds from BOLI policies	-	(92)	(1,143)	(2,646)	-
Less: gain on sale of debt securities available for sale	-	-	-	-	(1,895)
Less: gain on sale of equity securities	-	-	-	-	(721)
Less: gain on sale of branches	-	(1,448)	-	-	-
Less: (gain) loss on sale of premises and equipment	(377)	(93)	9	(734)	(1,115)
Net interest income plus noninterest income - adjusted	$ 54,394	$ 213,173	$ 203,279	$ 199,936	$ 159,937
Efficiency ratio	60.69%	58.75%	61.84%	61.19%	64.88%
Efficiency ratio - adjusted	60.62%	58.72%	60.28%	59.48%	64.34%

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value:

	As of				
(Dollars in thousands)	3/31/2026	12/31/2025	12/31/2024	12/31/2023	12/31/2022
Total stockholder's equity	$ 592,407	$ 600,690	$ 551,758	$ 499,893	$ 410,155
Less: goodwill, core deposit intangibles, net of taxes	(37,556)	(37,844)	(39,189)	(41,086)	(25,663)
Tangible book value	$ 554,851	$ 562,846	$ 512,569	$ 458,807	$ 384,492
Common shares outstanding	16,803,185	17,286,289	17,527,709	17,387,069	15,673,595
Book value per share	$ 35.26	$ 34.75	$ 31.48	$ 28.75	$ 26.17
Tangible book value per share	$ 33.02	$ 32.56	$ 29.24	$ 26.39	$ 24.53
HomeTrust Bancshares, Inc. share price	$ 42.65	$ 42.94	$ 33.68	$ 26.92	$ 24.17
Price to tangible book value	129.2%	131.9%	115.2%	102.0%	98.5%

27

Set forth is a reconciliation to GAAP of tangible book value, tangible book value per share, and price to tangible book value: (Dollars in thousands) 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Total stockholder's equity 592,407$ 600,690$ 595,833$ 579,274$ 565,449$ Less: goodw ill, core deposit intangibles, net of taxes (37,556) (37,844) (38,160) (38,477) (38,793) Tangible book value 554,851$ 562,846$ 557,673$ 540,797$ 526,656$ Shares repurchased, including excise tax 23,077 10,279 - 2,989 503 Tangible book value - adjusted 577,928$ 573,125$ 557,673$ 543,786$ 527,159$ Common shares outstanding 16,803,185 17,286,289 17,520,425 17,492,143 17,552,626 Shares repurchased 533,240 241,201 - 78,412 14,800 Common shares outstanding - adjusted 17,336,425 17,527,490 17,520,425 17,570,555 17,567,426 Book value per share 35.26$ 34.75$ 34.01$ 33.12$ 32.21$ Tangible book value per share 33.02$ 32.56$ 31.83$ 30.92$ 30.00$ Non-GAAP adjustment 0.32 0.14 - 0.03 0.01 Tangible book value per share - adjusted 33.34$ 32.70$ 31.83$ 30.95$ 30.01$ HomeTrust Bancshares, Inc. share price 42.65$ 42.94$ 40.94$ 37.41$ 34.28$ Price to tangible book value 129.2% 131.9% 128.6% 121.0% 114.3% As of (Dollars in thousands) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Total stockholder's equity 551,758$ 540,004$ 523,628$ 513,173$ Less: goodw ill, core deposit intangibles, net of taxes (39,189) (39,626) (40,063) (40,500) Tangible book value 512,569$ 500,378$ 483,565$ 472,673$ Shares repurchased, including excise tax - - 674 - Tangible book value - adjusted 512,569$ 500,378$ 484,239$ 472,673$ Common shares outstanding 17,527,709 17,514,922 17,437,326 17,444,787 Shares repurchased - - 23,483 - Common shares outstanding - adjusted 17,527,709 17,514,922 17,460,809 17,444,787 Book value per share 31.48$ 30.83$ 30.03$ 29.42$ Tangible book value per share 29.24$ 28.57$ 27.73$ 27.10$ Non-GAAP adjustment - - - - Tangible book value per share - adjusted 29.24$ 28.57$ 27.73$ 27.10$ HomeTrust Bancshares, Inc. share price 33.68$ 34.08$ 30.03$ 27.34$ Price to tangible book value 115.2% 119.3% 108.3% 100.9% As of (Continued) 28 Appendix – Non-GAAP Reconciliation

Appendix – Non-GAAP Reconciliation

(Continued)

Set forth is a reconciliation to GAAP of adjusted net income, EPS, ROA and ROATCE:

In relation to the two-class method, net income used in the calculations of basic and diluted EPS have adjustments, which are included in Company documents previously filed with the SEC.

	3 Months Ended	12 Months Ended			
(Dollars in thousands)	3/31/2026	12/31/2025	12/31/2024	12/31/2023	12/31/2022
Contract renew al consulting fee	$ -	$ -	$ 2,965	$ -	$ -
Merger-related expense	-	-	-	4,741	724
Provision for credit losses established for merger	-	-	-	5,270	-
Net death benefit proceeds from BOLI policies	-	(92)	(1,143)	(2,646)	-
Tax impact of BOLI restructuring	-	-	-	288	-
Gain on sale of equity securities	-	-	-	-	(721)
Gain on sale of branches	-	(1,448)	-	-	-
(Gain) loss on sale of premises and equipment	(377)	(93)	9	(734)	(1,115)
Officer transition agreement expense	-	-	-	-	1,795
Gain on sale of debt securities available for sale	-	-	-	-	(1,895)
Total adjustments	(377)	(1,633)	1,831	6,919	(1,212)
Less: tax effect	87	384	(430)	(1,558)	285
Total adjustments, net of tax	(290)	(1,249)	1,401	5,361	(927)
Net income (GAAP)	16,772	64,364	54,805	50,044	36,905
Adjusted net income (non-GAAP)	$ 16,482	$ 63,115	$ 56,206	$ 55,405	$ 35,978
Average shares outstanding - basic	16,582,376	16,987,894	16,914,741	16,604,881	15,149,241
Average shares outstanding - diluted	16,716,089	17,106,783	16,977,330	16,622,371	15,319,601
Basic EPS (GAAP)	$ 1.00	$ 3.75	$ 3.21	$ 2.99	$ 2.42
Non-GAAP adjustment	(0.02)	(0.07)	0.08	0.32	(0.06)
Adjusted basic EPS (non-GAAP)	$ 0.98	$ 3.68	$ 3.29	$ 3.31	$ 2.36
Diluted EPS (GAAP)	$ 0.99	$ 3.72	$ 3.20	$ 2.99	$ 2.39
Non-GAAP adjustment	(0.02)	(0.07)	0.08	0.32	(0.06)
Adjusted diluted EPS (non-GAAP)	$ 0.97	$ 3.65	$ 3.28	$ 3.31	$ 2.33
Average assets	$ 4,384,501	$ 4,415,331	$ 4,439,661	$ 4,285,115	$ 3,551,791
Average equity	$ 599,317	$ 582,181	$ 528,288	$ 471,107	$ 398,055
ROA (GAAP)	1.55%	1.46%	1.23%	1.17%	1.04%
Non-GAAP adjustment	-0.03%	-0.03%	0.03%	0.13%	-0.03%
Adjusted ROA (non-GAAP)	1.52%	1.43%	1.26%	1.30%	1.01%
ROE (GAAP)	11.35%	11.06%	10.37%	10.62%	9.27%
Non-GAAP adjustment	-0.19%	-0.21%	0.27%	1.14%	-0.23%
Adjusted ROE (non-GAAP)	11.16%	10.85%	10.64%	11.76%	9.04%
Average equity	$ 599,317	$ 582,181	$ 528,288	$ 471,107	$ 398,055
Less: goodw ill, core deposit intangible, net of taxes	(37,556)	(37,844)	(39,189)	(41,086)	(25,663)
Average tangible book value	$ 561,761	$ 544,337	$ 489,099	$ 430,021	$ 372,392
Adjusted ROATCE	11.74%	11.59%	11.49%	12.88%	9.66%

29

Appendix – Non-GAAP Reconciliation

(Continued)

Set forth is a reconciliation to GAAP of our quarterly efficiency ratio:

(Dollars in thousands)	3 Months ended 3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Noninterest expense	$ 32,975	$ 31,694	$ 31,266	$ 31,255	$ 30,961	$ 34,009
Less: contract renewal consulting fee	-	-	-	-	-	(2,965)
Noninterest expense - adjusted	$ 32,975	$ 31,694	$ 31,266	$ 31,255	$ 30,961	$ 31,044
Net interest income	$ 44,305	$ 44,213	$ 45,389	$ 44,229	$ 42,907	$ 43,205
Plus: tax-equivalent adjustment	435	448	440	431	418	389
Plus: noninterest income	10,031	9,396	8,751	10,157	8,027	8,243
Less: gain on death benefit proceeds from BOLI policies	-	(92)	-	-	-	-
Less: gain on sale of branches	-	-	-	(1,448)	-	-
Less: (gain) loss on sale of premises and equipment	(377)	(65)	-	(28)	-	-
Net interest income plus noninterest income - adjusted	$ 54,394	$ 53,900	$ 54,580	$ 53,341	$ 51,352	$ 51,837
Efficiency ratio	60.69%	59.12%	57.75%	57.47%	60.79%	66.10%
Efficiency ratio - adjusted	60.62%	58.80%	57.28%	58.59%	60.29%	59.89%

Set forth is a reconciliation to GAAP of our quarterly return on assets:

(Dollars in thousands)	3 Months ended 3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024
Contract renewal consulting fee	$ -	$ -	$ -	$ -	$ -	$ 2,965
Gain on death benefit proceeds from BOLI policies	-	(92)	-	-	-	-
Gain on sale of branches	-	-	-	(1,448)	-	-
(Gain) loss on sale of premises and equipment	(377)	(65)	-	(28)	-	-
Total adjustments	$ (377)	$ (157)	$ -	$ (1,476)	$ -	$ 2,965
Less: tax effect	87	37	-	347	-	(697)
Total adjustments, net of tax	(290)	(120)	-	(1,129)	-	2,268
Net income (GAAP)	16,772	16,124	16,491	17,210	14,539	14,208
Adjusted net income (non-GAAP)	$ 16,482	$ 16,004	$ 16,491	$ 16,081	$ 14,539	$ 16,476
Average assets	$ 4,384,501	$ 4,435,963	$ 4,431,153	$ 4,366,891	$ 4,427,045	$ 4,461,612
Average equity	$ 599,317	$ 601,668	$ 589,632	$ 576,574	$ 560,312	$ 547,711
ROA (GAAP)	1.55%	1.44%	1.48%	1.58%	1.33%	1.27%
Non-GAAP adjustment	-0.03%	-0.01%	0.00%	-0.10%	0.00%	0.20%
Adjusted ROA (non-GAAP)	1.52%	1.43%	1.48%	1.48%	1.33%	1.47%
ROE (GAAP)	11.35%	10.63%	11.10%	11.97%	10.52%	10.32%
Non-GAAP adjustment	-0.19%	-0.08%	0.00%	-0.78%	0.00%	1.66%
Adjusted ROE (non-GAAP)	11.16%	10.55%	11.10%	11.19%	10.52%	11.98%

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33 Culture Fundamentals 31 1. DO THE RIGHT THING, ALWAYS 2. LOOK AHEAD AND ANTICIPATE 3. BE POSITIVE 4. THINK TEAM 5. LISTEN GENEROUSLY 6. SPEAK STRAIGHT 7. EMBRACE DIVERSE PERSPECTIVES 8. FIND A WAY 9. PRACTICE BLAMELESS PROBLEM-SOLVING 10. BE OBJECTIVE 11. PAY ATTENTION TO THE DETAILS 12. INVEST IN RELATIONSHIPS 13. DEBATE, THEN ALIGN 14. GO THE EXTRA MILE 15. TAKE INTELLIGENT RISKS 16. PRACTICE KINDNESS 17. THINK AND ACT LIKE AN OWNER 18. GET CLEAR ON EXPECTATIONS 19. HONOR COMMITMENTS 20. SHOW MEANINGFUL APPRECIATION 21. ASSUME POSITIVE INTENT 22. “BRING IT” EVERY DAY 23. BE RELENTLESS ABOUT IMPROVEMENT 24. BE A FANATIC ABOUT RESPONSE TIME 25. WORK ON YOURSELF 26. COLLABORATE 27. MAKE QUALITY PERSONAL 28. BE READY FOR WHAT’S NEXT 29. DELIVER AN EFFORTLESS EXPERIENCE 30. CREATE A GREAT IMPRESSION 31. OWN YOUR WORK-LIFE BALANCE 32. FOCUSED EXECUTION 33. KEEP THINGS FUN “How we engage our customers, how we treat each other, and how we manage the Bank.”

Hunter Westbrook President and Chief Executive Officer hunter.westbrook@htb.com Tony VunCannon EVP / Chief Financial Officer Corporate Secretary / Treasurer tony.vuncannon@htb.com 10 Woodfin Street Asheville, NC 28801 (828) 259-3939 www.htb.com 32